UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2005

Commission file number 0-18307

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1423516
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700
SEATTLE, WASHINGTON	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (206) 621-1351

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes   ☑      No   ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

Item 8.01      Other Events and Required FD Disclosure

Northland Cable Properties Eight Limited Partnership (the “Partnership”) is hereby filing as Exhibit 99.2 hereto a copy of the Financial Statements together with Report of Independent Registered Public Accounting Firm as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 for purposes of making the financial information therein public information. The Partnership’s Form 10-K will be filed at a future date consistent with the applicable rules and regulations of the Securities Exchange Act of 1934.

Item 9.01.      Financial Statements and Exhibits

Exhibit No.	Description

99.2	Financial Statements together with Report of Independent Registered Public Accounting Firm as of and for the years ended December 31, 2004 and 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

	By:	NORTHLAND COMMUNICATIONS CORPORATION (Managing General Partner)

Date: 3-15-05	By:	/s/ GARY S. JONES

Gary S. Jones (President)